SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made as of September 30, 1999, by and between Interiors, Inc., a Delaware corporation ("Debtor"), Petals, Inc., a Delaware corporation (the "Subsidiary") and Limeridge LLC (hereinafter referred to as the "Secured Party").

      1. Definitions.

      (a) Certain Defined Terms. The following terms, as used herein, have the meanings set forth below:

      Collateral - has the meaning assigned to that term in Section 2.

      Event of Default - has the meaning assigned to that term in Section 9.

      Note - means that certain Secured Convertible Notes of even date herewith, in the aggregate original principal amount of $13,540,626, made and executed by Debtor and issued to Secured Party, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructuring and refinancings thereof.

      Person - means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

      Proceeds - means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

      Purchase Agreement - means that certain Secured Convertible Note Purchase Agreement (including all Exhibits annexed thereto) of even date herewith, by and between Debtor and Secured Party.

      Secured Obligations - has the meaning assigned to that term in Section 3.

      Security Interests - means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

      Shares - means all of the outstanding securities of Petals, Inc.

      UCC - means the Uniform Commercial Code as in effect on the date hereof in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

      (b) Other Definition Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1(a) may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

      2. Grant of Security Interest

      In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, Debtor and Subsidiary hereby grant to Secured Party a continuing security interest in and to all right, title and interest of Debtor and/or Subsidiary in the Shares (also referred to as the "Collateral").

      3. Security for Obligations

      This Agreement secures the payment and performance of the Purchase Agreement and the Note, and all renewals, extensions, restructuring and refinancings thereof (the "Secured Obligations").

      4. Representations and Warranties. Debtor and Subsidiary represent and warrant as follows:

            (a) Binding Obligation. This Agreement has duly executed and delivered by the Subsidiary and Debtor, which is a legal, valid and binding obligation of Debtor and Subsidiary, enforceable against Debtor and Subsidiary in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally. This Agreement is not in violation of any other agreements, instruments, order or judgment by which Debtor and/or Subsidiary is bound or subject. The execution, delivery and performance of this Agreement by Debtor and Subsidiary do not require the consent or approval of any other person, entity or governmental agency.

            (b) Ownership of Shares. Debtor owns the Shares free and clear of any lien, security interest or encumbrance. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office. Debtor is, and as long as this Agreement shall be in effect pursuant to its terms, shall be the sole, record, legal and beneficial owner of, and has good and marketable title to, the Shares, subject to no lien, pledge or encumbrance, except the lien on the Shares created by this Agreement.

            (c) Office Locations; Debtor Names.

                  (i) As of the date hereof, the chief place of business, the chief executive office and the office where Debtor and Subsidiary keeps its books and records is located at 320 Washington Street, Mount Vernon, New York 10553. Debtor and/or Subsidiary have not maintained any other address at any time during the five years preceding the date hereof.

                  (ii) Debtor and Subsidiary do not do business nor, as of the date hereof, have they done business during the past five years under any corporate name, trade name or fictitious business name except for Debtor and Subsidiary's corporate name set forth above. Debtor and Subsidiary will notify Secured Party promptly in writing at least thirty (30) calendar days prior to (a) any change in Debtor and/or Subsidiary's name and (b) Debtor and/or Subsidiary's commencing the use of any trade name, assumed name or fictitious name.

            (d) Perfection. This Agreement, together with the UCC filings referenced herein, created to secure the Secured Obligations a valid, perfected and priority security interest in the Collateral, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

            (e) Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person is required either
(i) for the grant by Debtor and Subsidiary of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by Debtor and Subsidiary or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Debtor, Subsidiary or Secured Party) other than the filing of financing statements in connection with the perfection of the Security Interests.

            (f) Value of Collateral. The value of the Collateral as of the date hereof is approximately $10,000,000.

            (g) Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor and Subsidiary with respect to the Collateral is and will be accurate and complete in all material respects.

            (h) Deficiency. Debtor and Subsidiary will remain liable for any deficiency in the event that the delivery of the Shares to the Secured Party is insufficient to satisfy the Debtor's obligations under the Notes.

            (i) Survival. From and after the date hereof and so long as this Agreement shall be in effect pursuant to its terms, the Debtor and Subsidiary agree that they shall not take any action that would cause the Debtor and/or Subsidiary to be in breach or default of any of the Secured Obligations, that all representations and warranties made by Debtor and Subsidiary shall survive this Agreement and that as of the date hereof, the Secured Party shall be deemed to have a priority lien on the Shares for the purposes and in accordance with the terms and provisions hereof, and the Debtor and Subsidiary shall cooperate with the Secured Party and take all action requested by the Secured Party to ensure the representations and warranties shall survive this Agreement with respect thereto.

            (j) Delivery. Upon the Shares being delivered to the Secured Party as heretofore provided, they shall become fully the property of the Secured Party. In addition, the Debtor and Subsidiary shall promptly take all necessary action, at the direction of the Secured Party (at no cost to the Secured Party) to transfer the Shares to the Secured Party or its nominee for sale

            (k) Valid Issuances. The Subsidiary's performance of its obligations under this Agreement will not (i) result in the creation or imposition by the Debtor and Subsidiary of any liens, charges, claims or other encumbrances upon the Shares, or any of the assets of the Subsidiary other than the security interest granted under this Agreement, or (ii) entitle the holders of outstanding capital shares of the Subsidiary to preemptive or other rights to subscribe to or acquire any capital shares or other securities of the Subsidiary.

            (l) No Conflicts. The execution, delivery and performance of this Agreement by the Subsidiary and the consummation by the Subsidiary of the transactions contemplated hereby do not and will not (i) result in a violation of its Articles of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Subsidiary is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Subsidiary or by which any property or asset of the Subsidiary is bound or affected, nor is the Subsidiary otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Subsidiary is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

            (m) No Undisclosed Liabilities. The Subsidiary has no liabilities or obligations, known or unknown, absolute or otherwise (individually or in the aggregate), which have not been disclosed in writing to the Secured Party or otherwise publicly announced, or as incurred in the ordinary course of the Subsidiary's business since January 1, 1999, or which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (n) Litigation and Other Proceedings. There are no lawsuits or proceedings pending or to the knowledge of the Debtor and/or Subsidiary threatened, against the Subsidiary, nor has the Debtor and Subsidiary received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse

Effect. No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Debtor and Subsidiary, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

            (o) Employee Relations. The Subsidiary is not involved in any labor dispute, nor, to the knowledge of the Debtor and Subsidiary, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Subsidiary's employees is a member of a union and the Debtor and Subsidiary believe that Subsidiary's relations with its employees are good.

            (p) Insurance. The Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Debtor and Subsidiary believe to be prudent and customary in the businesses in which the Subsidiary is engaged. The Debtor and Subsidiary have no notice to believe that the Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (q) Patents and Trademarks. The Subsidiary has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Subsidiary, none of the Intellectual Property Rights is infringing, or will infringe on any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence rights of any other Person, and the Subsidiary either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Subsidiary has not received any notice from any third party of any claim of infringement by the Subsidiary of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Subsidiary, there is no existing infringement by another Person on any of the Intellectual Property Rights.

            (r) Permits; Compliance. Subsidiary is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Subsidiary Permits") all of which are valid and in full force and effect, and there is no action pending or, to the knowledge of the Subsidiary, threatened regarding the suspension or cancellation of any of the Subsidiary Permits except for such Subsidiary Permits, the failure of which to possess, or the cancellation, or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Debtor and/or Subsidiary's knowledge, the Subsidiary is in material conflict with, or in material default or material violation of, any of the Subsidiary Permits. Since January 1, 1999 the Subsidiary has not received any notification with respect to possible material conflicts, material defaults or material violations of applicable laws.

            (s) Taxes. All federal, state, city and other tax returns, reports and declarations required to be filed by or on behalf of the Subsidiary have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

            (t) No Bankruptcy. Debtor and Subsidiary are aware of no facts or claims against it that would, and the Debtor and/or Subsidiary has no present intention to, liquidate the assets of the Subsidiary and/or seek bankruptcy protection either voluntarily or involuntarily.

            (u) No Default. Subsidiary is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound

            (v) Title to Assets. Subsidiary has good and marketable title to all properties and material assets as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of Subsidiary.

            (w) Organization of the Subsidiary. The Subsidiary is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Subsidiary is not in violation of any material terms of its Articles of Incorporation or Bylaws.

            (x) Authority. (i) The Subsidiary has the requisite corporate power and authority to enter into and perform its obligations under this Agreement,
(ii) the execution, issuance and delivery of this Agreement by the Subsidiary and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Subsidiary, its shareholders, or its Board of Directors is necessary, and (iii) this Agreement has been duly executed and delivered by the Subsidiary and constitute valid and binding obligations of the Subsidiary enforceable against the Subsidiary in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Secured Party.

      5. Further Assurances; Covenants

            (a) Other Documents and Actions. Debtor and Subsidiary will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor and/or Subsidiary will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (ii) at any reasonable time, upon demand by Secured Party exhibit the Collateral to allow inspection of the Collateral by Secured Party or persons designated by Secured Party; (iii) upon Secured Party's request, appear in and defend any action or proceeding that may affect Subsidiary's title to or Secured Party's security interest in the Collateral, and (iv) take all action necessary to have the Pledged Stock transferred in the name of the Pledgee.

            (b) Secured Party Authorized. Debtor and Subsidiary hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor and/or Subsidiary where permitted by law.

            (c) Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Debtor and/or Subsidiary shall became entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend, stock split, conversion of a convertible security or a distribution in connection with any reclassification or any increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as an addition to, in substitution, of or in exchange for any of the Shares, Debtor and Subsidiary agrees that such stock certificate, option or right shall be additional collateral security for the Secured Obligations, and shall be delivered to Escrow Agent to be held as Collateral pursuant to the terms of this Agreement.

            (d) Other Information. Debtor and Subsidiary will, promptly upon request, provide to Secured Party all information and evidence it may reasonably request concerning the Collateral to enable Secured Party to enforce the provisions of this Agreement.

            (e) Maintenance. The Debtor and Subsidiary will maintain the business of the Subsidiary as presently operated, and shall take any and all actions necessary for such maintenance as are customary.

      6. Escrow Agent. The parties each hereby designate The Goldstein Law Group, P.C., New York NY 10006 as the "Escrow Agent" to hold the Shares in accordance with the escrow agreement dated as of the date hereof. Simultaneously with the execution of this Agreement, Debtor has delivered the Shares along with duly endorsed stock powers that permit Secured Party to transfer the Shares to the Secured Party if an Event of Default occurs, as set forth herein or in the Notes to the Escrow Agent to be held by Escrow Agent as Collateral under this Agreement, to secure complete and final payment by the debtor of the Secured Obligations in accordance with the terms and provisions of this Agreement.

      7. Voting Rights. Unless an Event of Default, as defined herein or in the Note, shall have occurred, Debtor shall be entitled to vote the Shares and to give consents, waiver and ratification in respect of the Shares; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken, which would violate any rights the Secured Party has to the Shares under the terms of this Agreement or the Notes.

      8. Rights of Secured Party. Any of the Shares may, if an Event of Default has occurred and is continuing (as defined below or in the Note), (a) be registered in the name of the Secured Party and its nominees (for which a power of attorney coupled with an interest is hereby granted), which may thereafter exercise all voting and other rights and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Shares as if it were the absolute owner thereof or (b) to the extent permitted by law, be sold by Secured Party in the name of Debtor to any third party with proceeds (up to the amount equal to the Secured Obligations plus any and all monies due to the Secured Party pursuant to this Agreement and the Purchase Agreement) of such sale being paid to Secured Party (for which a power of attorney coupled with an interest is hereby granted). In addition, Debtor and Subsidiary grant to Secured Party a power of attorney coupled with an interest to sign on behalf of Debtor and Subsidiary after an Event of Default (as defined herein or in the Note), a statement renouncing or modifying Debtor and Subsidiary right under section 9-505 of the Uniform Commercial Code of the State of New York.

      9. Secured Party Appointed Attorney-in-Fact. Debtor and Subsidiary hereby irrevocably appoint Secured Party as its attorney-in-fact, with full authority in the place and stead of Debtor and Subsidiary and in the name of Debtor and Subsidiary, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable after the occurrence and during the continuation of an Event of Default to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to Secured Party;

            (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

            (c) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

            (d) to pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, and such payments made by Secured Party to become obligations of Debtor and Subsidiary, due and payable immediately without demand and secured by the Security Interests; and

            (e) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor and Subsidiary's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral.

      This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

      10. Transfers and Other Liens. Debtor and Subsidiary shall not, without Secured Party's prior written consent:

            (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral.

            (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the security interest created by this Agreement.

      11. Events of Default. The occurrence of any "Event of Default" as that term is defined in Note shall constitute an Event of Default by Debtor and/or Subsidiary under this Agreement.

      12. Remedies

            (a) If any Event of Default shall have occurred and be continuing, Secured Party may declare the entire outstanding principal amount of the Note immediately due and payable without any notice, demand or other action on the part of Secured Party.

            (b) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) without notice or demand or legal process, take possession of the Collateral and take any and all actions necessary to transfer the Shares in the name of the Secured Party;
(ii) without notice except as specified below, sell the Collateral or any part thereof at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable; (iii) notify the obligors on any Accounts or Instruments to make payments there under directly to Secured Party; (iv) without notice to Debtor and/or Subsidiary, renew, modify or extend any of the Accounts and Instruments or grant waivers or indulgences with respect thereto or accept partial payment thereof, or substitute any obligor thereon, in any manner as Secured Party may deem advisable, without affecting or diminishing Debtor and/or Subsidiary's continuing obligations hereunder, and (v) and shall have all applicable remedies set forth in the New York Uniform Commercial Code.

      13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default as set forth herein, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor and Subsidiary any surplus and Debtor and Subsidiary shall remain liable for any deficiency.

      14. Expenses. Debtor and Subsidiary agree to pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor and/or Subsidiary fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Debtor and/or Subsidiary under this Agreement, Secured Party may, at its option, but shall not be required to, pay or perform the same, and Debtor and Subsidiary agree to reimburse Secured Party therefor on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor and Subsidiary may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the rate provided in the Note and shall be secured by the Collateral.

      15. Termination of Security Interests; Release of Collateral. Upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor and Subsidiary. Upon such termination of the Security Interests or release of any Collateral, Secured Party will, at the expense of Debtor and Subsidiary, execute and deliver to Debtor and Subsidiary such documents as Debtor and Subsidiary shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

      16. Notices. Each notice, communication and delivery under this Agreement:
(a) shall be made in writing signed by the party giving it; (b) shall specify the section of this Agreement pursuant to which given; (c) shall either be delivered in person or by telecopier, a nationally recognized next business day courier service or Express Mail; (d) unless delivered in person, shall be given to the address specified below; (e) shall be deemed to be given (i) if delivered in person, on the date delivered, (ii) if sent by telecopier, on the date of telephonic confirmation of receipt, (iii) if sent by a nationally recognized next business day courier service with all costs paid, on the next business day after it is delivered to such courier, or (iv) if sent by Express Mail (with postage and other fees paid), on the next business day after it is mailed. Such notice shall not be effective unless copies are provided contemporaneously as specified below, but neither the manner nor the time of giving notice to those to whom copies are to be given (which need not be the same as the addressee) shall control the date notice is given or received. The addresses and requirements for copies are as follows:

      If to Debtor or Subsidiary:

                  Interiors, Inc.
                  320 Washington Street
                  Mount Vernon, New York 10553
                  Telephone:  (914) 665-5400
                  Facsimile: (914) 665-5469
                  Attention: Max Munn

      With a copy to:

                  Greenberg Traurig
                  200 Park Avenue
                  New York, New York 10166
                  Telephone: (212) 801-9200
                  Facsimile: (212) 801-6400
                  Attention: Stephen A. Weiss, Esq.

      If to Secured Party:

                  Limeridge LLC
                  c/o Citco Trustees Cayman Limited
                  Corporate Centre
                  PO Box 31106SMB
                  Grand Cayman, Cayman Islands
                  British West Indies
                  Attention: Sabrina Hew
                  Facsimile: 345 945-7566
                  Telephone: 345 949-3977

      Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by Secured Party may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by Debtor and/or Subsidiary of any term of this Agreement, the Purchase Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written specific consent of Secured Party. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Secured Party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon Debtor and/or Subsidiary shall entitle Debtor and/or Subsidiary to other or further notice or demand in similar or other circumstances. The rights in this Agreement, the Purchase Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

      17. Successors and Assigns. This Agreement is for the benefit of Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and Subsidiary and its successors and assigns, provided that Debtor and/or Subsidiary shall not assign this Agreement without Secured Party's prior written consent.

      18. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor and/or Subsidiary therefrom, shall in any event be effective without the written concurrence of Secured Party, Debtor, and Subsidiary.

      19. Governing Law/Venue/Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

      20. Headings. Cross reference pages and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

      21. Counterparts. This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.

      This Security Agreement has been duly executed and delivered by the parties on the date first written above.


                                    Interiors, Inc.


                                    By: /s/ Max Munn
                                        ------------
                                    Name:  Max Munn
                                    Title: President

                                    Petals, Inc.

                                    By: /s/ Max Munn
                                        ------------
                                    Name:  Max Munn
                                    Title: Chairman

                                    SECURED PARTY:

                                    LIMERIDGE LLC


                                    By: /s/ ineligible
                                        --------------
                                    Name: Navigator Management Ltd.
                                    Title: Director